UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7103

Name of Fund: Corporate High Yield Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
        Yield Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2003

Corporate
High Yield
Fund II, Inc.

www.mlim.ml.com

CORPORATE HIGH YIELD FUND II, INC.

The Benefits and
Risks of Leveraging

Corporate High Yield Fund II, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Proxy Results

During the six-month period ended February 28, 2003, Corporate High Yield Fund II, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on February 14, 2003. Proposal 2 was adjourned until a shareholders' meeting on March 19, 2003, at which time it was approved. A description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted   Shares Withheld
                                                                                         For         From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                     8,777,133         246,729
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted  Shares Voted  Shares Voted
                                                                               For         Against      Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve a plan of reorganization between the Fund and Corporate
   High Yield Fund, Inc.                                                    4,872,590      233,585      183,372
------------------------------------------------------------------------------------------------------------------

                           Corporate High Yield Fund II, Inc., February 28, 2003

DEAR SHAREHOLDER

The High Yield Market Overview

The high yield market rebounded sharply during the six-month period ended February 28, 2003, gaining 9.05% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. By contrast, the same period was a difficult one for equity markets, with the unmanaged Standard & Poor's (S&P) 500 Index falling 7.29%. The high yield market in general reflected strengthening fundamentals, including a stabilizing economy and improving corporate earnings. In addition, the high yield market benefited from the fact that investors began searching for yield as well as an alternative to equity markets. High yield securities appeared reasonably valued with an 884 basis point (8.84%) yield spread over 10-year U.S. Treasury notes at February 28, 2003, down from the historically wide levels reached in October 2002. While we view the market with caution given current geopolitical and economic uncertainty, we note that optimistic signs have emerged in the high yield marketplace, with earnings stabilizing and default rates trending lower. These positive factors may yet be overwhelmed by adverse events, but illustrate the potential for value available in the high yield market that we believe will be realized in the longer term.

Fund Performance

For the six months ended February 28, 2003, the Common Stock of Corporate High Yield Fund II, Inc. had a net annualized yield of 13.02%, based on a period-end per share net asset value of $6.52 and $.421 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +12.92%, based on a change in per share net asset value from $6.16 to $6.52, and assuming reinvestment of $.408 per share ordinary income dividends. The Fund outperformed the +11.00% Lipper average for closed-end leveraged high yield funds for the six months ended February 28, 2003. The Fund benefited during this period from both leverage and security selection.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

A significant factor contributing to the Fund's performance for the past six months was our overweight position in the wireless telecommunications industry. The Fund benefited from our selection in the group, with names such as Nextel Communications, Nextel Partners Inc., Nextel International Inc., Millicom International Cellular and American Tower performing well. The contribution of the utilities sector was mixed, based on individual company circumstances. For example, Williams Companies Inc. and The AES Corporation had strong results as financing eased liquidity concerns, while Mission Energy Holdings and Mirant Americas Generation Inc. suffered from ongoing concerns about their future operations and financial flexibility. We continue to hold the latter two names because we believe that both have adequate asset protection at current market levels and the ability to weather weak markets for at least another year. Individual names that bolstered performance included Yell Finance BV, an independent yellow pages publisher in the diversified media category that benefited from market recognition of the industry's solid growth prospects and non-cyclical operations, and Primedia, Inc., which surprised the market with steadily improving operations and de-leveraging through asset sales.

Leverage Strategy

The Fund was on average 24% leveraged during the six-month period ended February 28, 2003. Thus, the Fund borrowed the equivalent of 24% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At February 28, 2003, the Fund was 24.3% leveraged, having borrowed $20.2 million at a borrowing cost of 1.28%. While leverage hurts total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to have a leverage position in the 25% range, although that level may vary somewhat as we adjust portfolio holdings.

Investment Strategy

We have a bottom-up, value-oriented approach to the market that is tempered by a desire to mitigate risk within the portfolio. We continually monitor the portfolio, disposing of those companies that we do not believe have a good risk/reward profile. Generally, we like to invest in a core of solid credits that we believe will weather the vicissitudes of the high yield market, then add in areas where the marketplace offers unusually attractive value. Core positions would ideally include better-rated names or companies in stable industries.

We are approaching the current geopolitical uncertainty in the market with caution, but believe that wholesale changes in the composition of the portfolio are neither prudent nor practical in the high yield market. Therefore, we are making modest changes at the margin. We have pared down outsized, higher risk positions, solidifying positions in more stable names, while at the same time adding to positions in downtrodden sectors and names that we believe have upside potential. In the current market, we believe notable value opportunities include utilities and independent power producers, refining and portions of the telecommunications sector where there is real business and cash flow. We view packaging, paper, health care and consumer products as safe havens. These represent sectors of stability and/or have solid financials and asset values. We are significantly overweight in the energy -- other area, primarily through positions in the refining sub-sector of the CSFB High Yield Index, where we find the near-term fundamentals attractive, and U.S. cable, where we have positions in a number of traditional cable systems, as well as in companies with satellite television service. Our overweight position in this sector is based on solid operations and moderate financial risk. We also have overweight positions in the gaming, utilities and wireless industries.

In Conclusion

On March 19, 2003, the Fund's shareholders approved a plan of reorganization whereby Corporate High Yield Fund, Inc. will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Corporate High Yield Fund, Inc. We thank you for your investment in Corporate High Yield Fund II, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager

March 24, 2003


                                     2 & 3

                           Corporate High Yield Fund II, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                         S&P     Moody's       Face
INDUSTRIES             Ratings   Ratings      Amount                      Corporate Bonds                                     Value
====================================================================================================================================
Aerospace &              CCC+     Caa2     $  200,000   Hexcel Corporation, 9.75% due 1/15/2009                           $  170,000
Defense--2.2%            B        B3          250,000   K & F Industries, 9.625% due 12/15/2010                              258,125
                         BB-      Ba3         750,000   L-3 Communications Corp., 8.50% due 5/15/2008                        784,688
                         B-       B3          150,000   Transdigm Inc., 10.375% due 12/01/2008                               156,750
                                                                                                                          ----------
                                                                                                                           1,369,563
====================================================================================================================================
Airlines--0.9%           BB+      B1          225,000   American Airlines, 7.80% due 10/01/2006                              139,306
                                                        Continental Airlines Inc.:
                         BB+      Ba2         255,125    7.033% due 6/15/2011                                                153,397
                         BBB      Baa3         95,094    6.90% due 1/02/2017                                                  66,204
                         D        Ca        1,000,000   USAir Inc., 10.375% due 3/01/2013 (b)                                220,000
                                                                                                                          ----------
                                                                                                                             578,907
====================================================================================================================================
Automotive--1.2%         BB+      Ba2         425,000   AutoNation Inc., 9% due 8/01/2008                                    442,000
                         B        B3           70,000   Metaldyne Corporation, 11% due 6/15/2012                              55,300
                         B        B3          250,000   United Auto Group, Inc., 9.625% due 3/15/2012                        240,625
                                                                                                                          ----------
                                                                                                                             737,925
====================================================================================================================================
Broadcasting--3.3%       CCC+     B3          625,000   Acme Television/Finance, 10.875% due 9/30/2004                       639,063
                         B-       B2          175,000   Emmis Communications Corporation, 8.125% due 3/15/2009               181,125
                         B        B3          350,000   LIN Holdings Corporation, 10.803%** due 3/01/2008                    367,500
                         B-       B3          375,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                       403,125
                         B-       B3          450,000   Salem Communications Holding Corporation, 9% due 7/01/2011           477,000
                                                                                                                          ----------
                                                                                                                           2,067,813
====================================================================================================================================
Cable--                  C        Caa2      1,125,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007                826,875
International--1.3%
====================================================================================================================================
Cable--U.S.--8.5%                                        CSC Holdings Inc.:
                         BB-      B1          500,000    8.125% due 8/15/2009                                                500,000
                         BB-      B1          600,000    7.625% due 4/01/2011                                                591,000
                                                        Charter Communications Holdings:
                         CCC-     Ca          750,000    8.625% due 4/01/2009                                                360,000
                         CCC-     Ca          500,000    10.75% due 10/01/2009                                               236,250
                         B        B1          400,000   DirecTV Holdings, 8.375% due 3/15/2013 (c)                           422,000
                                                        EchoStar DBS Corporation:
                         B+       B1          450,000    9.125% due 1/15/2009                                                481,500
                         B+       B1          300,000    9.375% due 2/01/2009                                                319,500
                         B-       Caa1        675,000   Insight Communications, 12.25%** due 2/15/2011                       438,750
                                                        Insight Midwest, LP:
                         B+       B2          250,000    9.75% due 10/01/2009 (c)                                            243,750
                         B+       B2          300,000    10.50% due 11/01/2010                                               303,000
                         B+       B2          450,000   Mediacom Broadband LLC, 11% due 7/15/2013                            477,000
                         NR*      NR*         650,000   Olympus Communications LP/Capital Corp., 10.625%
                                                        due 11/15/2006 (b)                                                   539,500
                         B-       Ba3         425,000   Panamsat Corporation, 8.50% due 2/01/2012                            417,563
                                                                                                                          ----------
                                                                                                                           5,329,813
====================================================================================================================================
Chemicals--5.4%          B-       Caa1        500,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                        423,750
                         B-       Caa2        725,000   Huntsman ICI Holdings, 12.399%** due 12/31/2009                      166,750
                         B+       Ba3         400,000   IMC Global Inc., 7.625% due 11/01/2005                               384,000
                         BB-      B2          500,000   ISP ChemCo., 10.25% due 7/01/2011                                    527,500
                         B+       B2          500,000   ISP Holdings, Inc., 10.625% due 12/15/2009                           477,500
                         BB-      Ba3         300,000   MacDermid, Inc., 9.125% due 7/15/2011                                324,000
                         BBB-     Ba1         325,000   Millennium America Inc., 9.25% due 6/15/2008                         342,875
                         B        Caa3        850,000   Terra Industries, 10.50% due 6/15/2005                               735,250
                                                                                                                          ----------
                                                                                                                           3,381,625
====================================================================================================================================
Consumer Products--      BB+      Ba3         875,000   American Greetings, 11.75% due 7/15/2008                             973,437
4.9%                     B-       B2          325,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                       355,469
                         B-       B2          654,000   Chattem, Inc., 8.875% due 4/01/2008                                  673,620
                         NR*      NR*         500,000   Corning Consumer Products, 9.625% due 5/01/2008 (b)                   25,000
                         B-       B2          250,000   Remington Arms Company, 10.50% due 2/01/2011 (c)                     263,125
                         CCC      Caa2        950,000   Samsonite Corporation, 10.75% due 6/15/2008                          809,875
                                                                                                                          ----------
                                                                                                                           3,100,526
====================================================================================================================================
Diversified Media--      B        B2          250,000   Dex Media East LLC, 9.875% due 11/15/2009 (c)                        270,000
5.5%                                                    Houghton Mifflin Company (c):
                         B        B2          250,000    8.25% due 2/01/2011                                                 260,000
                         B        B3          250,000    9.875% due 2/01/2013                                                262,500
                                                        Primedia, Inc.:
                         B        B3          625,000    7.625% due 4/01/2008                                                587,500
                         B        B3          625,000    8.875% due 5/15/2011                                                596,875
                                                        R.H. Donnelley Financial Corporation I (c):
                         B+       B1           50,000    8.875% due 12/15/2010                                                53,875
                         B+       B2          200,000    10.875% due 12/15/2012                                              221,500
                         BBB      Baa2        250,000   World Color Press Inc., 7.75% due 2/15/2009                          257,909
                         B        B2        1,250,000   Yell Finance BV, 12.982%** due 8/01/2011                             937,500
                                                                                                                          ----------
                                                                                                                           3,447,659
====================================================================================================================================
Energy--Exploration      B        B2          300,000   Nuevo Energy Company, 9.375% due 10/01/2010                          309,000
& Production--2.8%       B        B2          250,000   Plains E&P Company, 8.75% due 7/01/2012                              260,625
                         B+       B2          250,000   Stone Energy Corporation, 8.25% due 12/15/2011                       259,375
                         BB-      Ba3         250,000   Vintage Petroleum, 8.25% due 5/01/2012                               263,750
                         B+       Ba3         650,000   Westport Resources Corporation, 8.25% due 11/01/2011                 684,125
                                                                                                                          ----------
                                                                                                                           1,776,875
====================================================================================================================================
Energy--Other--          B+       Ba3         500,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (c)               502,500
10.5%                    B        B2          175,000   Dresser Inc., 9.375% due 4/15/2011                                   171,062
                         BB-      B1          500,000   El Paso Energy Partners, 8.50% due 6/01/2011                         482,500
                         B        B2          500,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                          522,500
                         B-       B3          350,000   Giant Industries, Inc., 9% due 9/01/2007                             290,500


                                     4 & 5

                           Corporate High Yield Fund II, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P     Moody's        Face
INDUSTRIES            Ratings   Ratings       Amount                      Corporate Bonds                                    Value
====================================================================================================================================
Energy--Other                                           Hanover Equipment Trust (c):
(concluded)              B+       B2       $  225,000    (Series A), 9.487% due 9/01/2008                                 $  215,437
                         B+       B2          350,000    (Series B), 8.75% due 9/01/2011                                     331,625
                         CCC      B3          875,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                            761,250
                         BB       Ba3         917,700   Port Arthur Finance Corporation, 12.50% due 1/15/2009              1,027,824
                         B+       B1          250,000   Southern Natural Gas, 8.875% due 3/15/2010 (c)                       246,795
                         B        B3          500,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (c)                      491,250
                         B        B3          775,000   Tesoro Petroleum Corp., 9% due 7/01/2008                             643,250
                         B        B2          350,000   Trico Marine Services, 8.875% due 5/15/2012                          318,500
                         B-       B3          750,000   United Refining Co., 10.75% due 6/15/2007                            594,375
                                                                                                                          ----------
                                                                                                                           6,599,368
====================================================================================================================================
Food/Tobacco--4.9%       B        B3          250,000   American Seafood Group LLC, 10.125% due 4/15/2010                    263,750
                         B+       Ba3         250,000   Constellation Brands Inc., 8.125% due 1/15/2012                      255,625
                         B+       B2          750,000   Cott Beverages Inc., 8% due 12/15/2011                               789,375
                         B        B2          325,000   Del Monte Corporation, 8.625% due 12/15/2012 (c)                     333,125
                         CCC-     Caa3        425,000   New World Pasta Company, 9.25% due 2/15/2009                         127,500
                         BB+      Ba2         525,000   Smithfield Foods Inc., 8% due 10/15/2009                             528,938
                         BB       Ba1         700,000   Yum! Brands Inc., 8.875% due 4/15/2011                               768,250
                                                                                                                          ----------
                                                                                                                           3,066,563
====================================================================================================================================
Foods--0.5%              B-       B2          325,000   Doane Pet Care Company, 10.75% due 3/01/2010 (c)                     328,250
====================================================================================================================================
Gaming--8.1%             B+       B1          750,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                         778,125
                         NR*      NR*       1,204,000   GB Property Funding Corp., 11% due 9/29/2005                         794,640
                         B        B2          275,000   Isle of Capri Casinos, 9% due 3/15/2012                              279,812
                         BBB-     Ba1         375,000   MGM Mirage, Inc., 8.50% due 9/15/2010                                405,000
                         BB+      Ba2         750,000   Park Place Entertainment, 7.875% due 3/15/2010                       746,250
                         B        B2          500,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009             432,500
                         B+       B2          575,000   Sun International Hotels, 8.875% due 8/15/2011                       577,875
                         B-       B3          700,000   Venetian Casino, 11% due 6/15/2010                                   714,000
                         CCC+     B3          350,000   Wynn Las Vegas LLC, 12% due 11/01/2010                               351,750
                                                                                                                          ----------
                                                                                                                           5,079,952
====================================================================================================================================
Government--             B+       B2          500,000   Federal Republic of Brazil, 14.50% due 10/15/2009                    467,500
Foreign--0.7%
====================================================================================================================================
Health Care--6.3%        B-       Caa1        775,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                   790,500
                                                        Fisher Scientific International:
                         B+       B2          425,000    8.125% due 5/01/2012                                                449,438
                         B+       B2          250,000    8.125% due 5/01/2012 (c)                                            264,375
                         BB-      Ba2         950,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008             954,750
                         B+       NR*         250,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)          210,625
                         B-       B3          400,000   Insight Health Services, 9.875% due 11/01/2011                       402,000
                         B-       B3          175,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                        182,000
                         BBB      Ba1         375,000   Manor Care Inc., 8% due 3/01/2008                                    393,750
                         BBB-     Baa3        300,000   Tenet Healthcare Corporation, 6.375% due 12/01/2011                  289,500
                                                                                                                          ----------
                                                                                                                           3,936,938
====================================================================================================================================
Housing--3.9%            B        B2        1,000,000   Building Materials Corporation, 8% due 12/01/2008                    780,000
                         BB       Ba1         425,000   D.R. Horton, Inc., 7.50% due 12/01/2007                              433,500
                         BB-      Ba3         750,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                    750,938
                         B+       B3           98,000   U.S. Industries, Inc., 11.25% due 12/31/2005 (c)                      91,140
                         B+       B3          435,000   USI American Holdings Inc., 7.25% due 12/01/2006                     365,400
                                                                                                                          ----------
                                                                                                                           2,420,978
====================================================================================================================================
Information              B        B1          800,000   Amkor Technology Inc., 9.25% due 5/01/2006                           760,000
Technology--2.8%         BB-      Ba2         575,000   Celestica Inc., 4.643%** due 8/01/2020 (Convertible)                 279,594
                         CCC+     Caa2      1,250,000   SCG Holdings Corporation, 12% due 8/01/2009                          712,500
                                                                                                                          ----------
                                                                                                                           1,752,094
====================================================================================================================================
Leisure--4.0%            B+       Ba3         400,000   Felcor Lodging LP, 9.50% due 9/15/2008                               370,000
                         B+       Ba3         500,000   HMH Properties, Inc., 8.45% due 12/01/2008                           470,000
                         BBB-     Ba1         375,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                       380,625
                                                        Intrawest Corporation:
                         B+       B1          200,000    9.75% due 8/15/2008                                                 202,000
                         B+       B1          375,000    10.50% due 2/01/2010                                                391,875
                         B        B2          200,000   Premier Parks Inc., 9.75% due 6/15/2007                              190,000
                         B        B2          275,000   Six Flags Inc., 9.50% due 2/01/2009                                  257,813
                         B        B2          250,000   Vail Resorts Inc., 8.75% due 5/15/2009                               255,000
                                                                                                                          ----------
                                                                                                                           2,517,313
====================================================================================================================================
Manufacturing--5.9%      CCC+     Caa1        425,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                         297,500
                         B-       Caa1        700,000   Eagle-Picher Industries, 9.375% due 3/01/2008                        525,000
                         CCC+     Caa2        500,000   Foamex LP, 13.50% due 8/15/2005                                      150,000
                         CCC+     Caa1        275,000   International Wire Group, Inc., 11.75% due 6/01/2005                 189,750
                         B        B2          600,000   JohnsonDiversey Inc., 9.625% due 5/15/2012                           639,000
                         B-       B3          250,000   Rexnord Corporation, 10.125% due 12/15/2012 (c)                      260,625
                         BB-      Ba3         475,000   SPX Corporation, 7.50% due 1/01/2013                                 491,625
                                                        Tyco International Group SA:
                         BBB-     Ba2         325,000    6.375% due 2/15/2006                                                316,875
                         BBB-     Ba2         675,000    6.375% due 10/15/2011                                               627,750
                         BBB-     Ba2         250,000    2.75% due 1/15/2018 (Convertible) (c)                               241,563
                                                                                                                          ----------
                                                                                                                           3,739,688
====================================================================================================================================
Metal--Other--2.8%       B-       B3          982,000   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (a)                   736,500
                         BB       Ba3         725,000   Luscar Coal Ltd., 9.75% due 10/15/2011                               794,781
                         B        B3          250,000   UCAR Finance Inc., 10.25% due 2/15/2012                              200,000
                                                                                                                          ----------
                                                                                                                           1,731,281
====================================================================================================================================
Multi-Sector             B+       B2          350,000   Morgan Stanley (TRACERS), 9.374% due 12/15/2012 (c)(f)               354,445
Holdings--0.6%
====================================================================================================================================
Packaging--6.0%          B+       B2          450,000   Anchor Glass Container, 11% due 2/15/2013 (c)                        448,875
                         B-       B3          250,000   Bway Corporation, 10% due 10/15/2010 (c)                             261,250


                                     6 & 7

                           Corporate High Yield Fund II, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                         S&P    Moody's        Face
INDUSTRIES             Ratings  Ratings       Amount                         Corporate Bonds                                 Value
====================================================================================================================================
Packaging                                               Crown Euro Holdings SA (c):
(concluded)              B+       B1       $  250,000    9.50% due 3/01/2011                                              $  250,000
                         B        B2          250,000    10.875% due 3/01/2013                                               251,875
                         CCC+     NR*         450,000   Graham Packaging Company, 10.75% due 1/15/2009                       434,250
                         B+       B2          250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012                  263,750
                         BB       B2          575,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009                 585,062
                         B+       B3          375,000   Owens-Illinois Inc., 7.15% due 5/15/2005                             361,875
                         B-       Caa1        325,000   Pliant Corporation, 13% due 6/01/2010                                256,750
                         B-       B3          375,000   Tekni-Plex Inc., 12.75% due 6/15/2010                                335,625
                         CCC+     Caa1        500,000   US Can Corporation, 12.375% due 10/01/2010                           310,000
                                                                                                                          ----------
                                                                                                                           3,759,312
====================================================================================================================================
Paper--6.0%              BB+      Ba1         350,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010                       385,203
                         B-       B3          575,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (a)                   618,125
                         B+       Ba2         350,000   Caraustar Industries Inc., 9.875% due 4/01/2011                      362,250
                                                        Doman Industries Limited (b):
                         D        Ca        1,175,000    8.75% due 3/15/2004                                                 170,375
                         D        Ca          150,000    9.25% due 11/15/2007                                                 21,750
                         BB+      Ba2         500,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (c)                505,000
                         B        B2          300,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012                  314,250
                                                        MDP Acquisitions PLC (c):
                         B        NR*         375,000    9.625% due 10/01/2012                                               388,125
                         B        B3            7,663    15.50% due 10/01/2013                                                 8,295
                         B        B3          200,000    15.50% due 10/01/2013 (a)                                           216,500
                         BB       Ba2         750,000   Norske Skog of Canada, 8.625% due 6/15/2011                          768,750
                                                                                                                          ----------
                                                                                                                           3,758,623
====================================================================================================================================
Services--3.4%           B+       Ba2         250,000   Airgas Inc., 9.125% due 10/01/2011                                   273,750
                                                        Allied Waste North America:
                         BB-      Ba3         175,000    8.875% due 4/01/2008                                                182,437
                         B+       B2          225,000    10% due 8/01/2009                                                   228,375
                         B        B2          575,000   Coinmach Corporation, 9% due 2/01/2010                               596,562
                         B        B3          925,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                        869,500
                                                                                                                          ----------
                                                                                                                           2,150,624
====================================================================================================================================
Steel--0.4%              BB-      B1          275,000   Oregon Steel Mills Inc., 10% due 7/15/2009                           266,062
====================================================================================================================================
Telecommunications--     B-       Caa1        750,000   Fairpoint Communications, 12.50% due 5/01/2010                       633,750
2.7%                     CCC+     Caa2        525,000   Qwest Capital Funding, 7.25% due 2/15/2011                           367,500
                         B-       Ba3         275,000   Qwest Corporation, 8.875% due 3/15/2012 (c)                          285,313
                         CCC+     B3          450,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                      317,250
                         CCC+     B3          175,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                         123,375
                                                                                                                          ----------
                                                                                                                           1,727,188
====================================================================================================================================
Transportation--2.0%     B+       B2          500,000   Sea Containers Ltd., 12.50% due 12/01/2004                           441,250
                         BB-      Ba3          75,000   Stena AB, 9.625% due 12/01/2012                                       77,625
                         BB-      Ba2         575,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                    606,625
                         CC       Caa1        300,000   Transportacion Maritima Mexicana, SA de CV, 10.25% due 11/15/2006    162,000
                                                                                                                          ----------
                                                                                                                           1,287,500
====================================================================================================================================
Utility--12.3%                                          The AES Corporation:
                         B-       B3        1,000,000    9.375% due 9/15/2010                                                725,000
                         B-       B3          925,000    8.875% due 2/15/2011                                                656,750
                         D        C            50,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                               750
                         BB+      Ba1         200,000   Avista Corporation, 9.75% due 6/01/2008                              209,000
                         BB       Ba2         250,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009                   244,887
                         B+       B1        1,075,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                   521,375
                                                        Calpine Corporation:
                         B+       B1          250,000    8.25% due 8/15/2005                                                 141,250
                         B+       B1           15,000    4% due 12/26/2006 (Convertible) (c)                                   8,250
                         B+       B1          400,000    8.625% due 8/15/2010                                                190,000
                         BBB-     Baa3        350,000   Consumers Energy Company, 7.375% due 9/15/2023                       349,809
                         BB       Ba1         353,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                345,001
                         B        B3          500,000   Illinois Power Corporation, 11.50% due 12/15/2010 (c)                500,000
                         BB-      Ba3         250,000   Midland Funding II, 11.75% due 7/23/2005                             258,125
                         BB       Ba3       1,250,000   Mirant Americas Generation Inc., 8.30% due 5/01/2011                 631,250
                         B-       B3        1,600,000   Mission Energy Holdings, 13.50% due 7/15/2008                        448,000
                         BB       Ba2         650,000   Nevada Power Co., 10.875% due 10/15/2009 (c)                         672,750
                                                        Northwest Pipeline Corporation:
                         B+       B3          150,000    0.625% due 12/01/2007                                               144,000
                         B+       B3          250,000    8.125% due 3/01/2010 (c)                                            250,000
                         BB       Ba2         400,000   Sierra Pacific Power Company, 8% due 6/01/2008                       383,171
                         BBB-     Ba1         325,000   Western Resources Inc., 7.875% due 5/01/2007                         339,219
                         B        Caa1        825,000   Williams Companies Inc., 8.125% due 3/15/2012 (c)                    705,375
                                                                                                                          ----------
                                                                                                                           7,723,962
====================================================================================================================================
Wireless                 CCC      B3          225,000   American Tower Escrow, 12.25%** due 8/01/2008                        138,375
Telecommunications--     CCC      Caa1        500,000   American Tower Systems Corporation, 9.375% due 2/01/2009             397,500
7.2%                     CCC      B3          700,000   Crown Castle International Corporation, 9.375% due 8/01/2011         567,000
                         CCC+     Caa1        911,000   Loral Cyberstar Inc., 10% due 7/15/2006                              364,400
                         C        Caa3      1,000,000   Millicom International Cellular, 13.50% due 6/01/2006                635,000
                         NR*      NR*         484,342   NII Holdings Inc., 19.13%** due 11/01/2009 (c)                       372,943
                         B        B3          150,000   Nextel Communications, Inc., 9.50% due 2/01/2011                     150,750
                                                        Nextel Partners Inc.:
                         CCC+     Caa1        700,000    12.576%** due 2/01/2009                                             600,250
                         CCC+     Caa1        250,000    11% due 3/15/2010                                                   228,750
                                                        Telesystem International Wireless:
                         CCC+     NR*         478,000    14% due 12/30/2003                                                  430,200
                         CCC+     Ca           44,831    14% due 12/30/2003 (c)                                               40,348
                         BBB      Baa2        550,000   Tritel PCS Inc., 10.375% due 1/15/2011                               625,625
                                                                                                                          ----------
                                                                                                                           4,551,141
====================================================================================================================================
                                                        Total Investments in Corporate Bonds (Cost--$85,230,248)--127.0%  79,836,363
====================================================================================================================================


                                     8 & 9

                           Corporate High Yield Fund II, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                                             Shares
INDUSTRIES                                    Held                           Common Stocks                                 Value
===================================================================================================================================
Gaming--0.2%                                 58,904   GB Holdings Inc. (b)                                             $    152,561
===================================================================================================================================
Metal--Other--0.5%                           61,389   Metal Management, Inc. (b)                                            306,945
===================================================================================================================================
Wireless                                     17,166   NII Holdings Inc. (Class B) (b)                                       351,903
Telecommunications--
0.6%
===================================================================================================================================
                                                      Total Investments in Common Stocks (Cost--$1,302,965)--1.3%           811,409
===================================================================================================================================

                                                                              Warrants (d)
===================================================================================================================================
Food & Drug--0.0%                             1,873   Grand Union Co.                                                             2
===================================================================================================================================
Packaging--0.0%                               1,000   Pliant Corporation                                                      1,000
===================================================================================================================================
Paper--0.0%                                   1,000   APP China Group Ltd. (c)                                                    0
===================================================================================================================================
Steel--0.0%                                     500   Republic Technologies                                                       5
===================================================================================================================================
Wireless                                      2,070   Comunicacion Celular SA (c)                                                 2
Telecommunications--                          7,504   Loral Space & Communications                                               75
0.0%                                                                                                                   ------------
                                                                                                                                 77
===================================================================================================================================
                                                      Total Investments in Warrants (Cost--$69,647)--0.0%                     1,084
===================================================================================================================================

                                           Beneficial
                                            Interest                        Short-Term Securities
===================================================================================================================================
                                           $139,430   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (e)           139,430
===================================================================================================================================
                                                      Total Investments in Short-Term Securities (Cost--$139,430)--0.2%     139,430
===================================================================================================================================
                                                      Total Investments (Cost--$86,742,290)--128.5%                      80,788,286

                                                      Liabilities in Excess of Other Assets--(28.5%)                    (17,895,487)
                                                                                                                       ------------
                                                      Net Assets--100.0%                                               $ 62,892,799
                                                                                                                       ============
===================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b)   Non-income producing security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                  Net   Interest
      Affiliate                                                Activity  Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I  $139,430   $465
      --------------------------------------------------------------------------

(f)   Tradeable Custodial Receipts (TRACERS).

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 2003
===================================================================================================================================
Assets:        Investments, at value (identified cost--$86,742,290) .................................                 $  80,788,286
               Receivables:
                 Interest ...........................................................................   $ 2,031,668
                 Securities sold ....................................................................       835,853
                 Loans ..............................................................................       100,000       2,967,521
                                                                                                        -----------
               Prepaid expenses and other assets ....................................................                         7,081
                                                                                                                      -------------
               Total assets .........................................................................                    83,762,888
                                                                                                                      -------------
===================================================================================================================================
Liabilities:   Loans ................................................................................                    20,300,000
               Payables:
                 Securities purchased ...............................................................       504,918
                 Investment adviser .................................................................        30,716
                 Interest on loans ..................................................................         5,452
                 Dividends to shareholders ..........................................................            34         541,120
                                                                                                        -----------
               Accrued expenses .....................................................................                        28,969
                                                                                                                      -------------
               Total liabilities ....................................................................                    20,870,089
                                                                                                                      -------------
===================================================================================================================================
Net Assets:    Net assets ...........................................................................                 $  62,892,799
                                                                                                                      =============
===================================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ..........................                 $     964,408
               Paid-in capital in excess of par .....................................................                   130,919,056
               Undistributed investment income--net .................................................   $   482,890
               Accumulated realized capital losses on investments--net ..............................   (63,519,551)
               Unrealized depreciation on investments--net ..........................................    (5,954,004)
                                                                                                        -----------
               Total accumulated losses--net ........................................................                   (68,990,665)
                                                                                                                      -------------
               Total Capital--Equivalent to $6.52 per share based on 9,644,084 shares of Common Stock
               outstanding (market price--$7.18) ....................................................                 $  62,892,799
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund II, Inc., February 28, 2003

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 2003
==========================================================================================================================
Investment Income:       Interest .......................................................                     $  4,558,587
                         Other ..........................................................                           17,424
                                                                                                              ------------
                         Total income ...................................................                        4,576,011
                                                                                                              ------------
==========================================================================================================================
Expenses:                Investment advisory fees .......................................    $    194,332
                         Loan interest expense ..........................................         175,509
                         Professional fees ..............................................          52,926
                         Printing and shareholder reports ...............................          21,518
                         Borrowing costs ................................................          20,111
                         Directors' fees and expenses ...................................          19,197
                         Accounting services ............................................          19,029
                         Transfer agent fees ............................................          15,495
                         Listing fees ...................................................          14,965
                         Pricing services ...............................................           7,171
                         Custodian fees .................................................           6,336
                         Other ..........................................................           3,391
                                                                                             ------------
                         Total expenses .................................................                          549,980
                                                                                                              ------------
                         Investment income--net .........................................                        4,026,031
                                                                                                              ------------
==========================================================================================================================
Realized &               Realized loss on investments--net ..............................                      (15,499,411)
Unrealized Gain (Loss)   Change in unrealized depreciation on investments--net ..........                       18,829,337
On Investments--Net:                                                                                          ------------
                         Total realized and unrealized gain on investments--net .........                        3,329,926
                                                                                                              ------------
                         Net Increase in Net Assets Resulting from Operations ...........                     $  7,355,957
                                                                                                              ============
==========================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six         For the
                                                                                            Months Ended      Year Ended
                                                                                            February 28,      August 31,
                         Increase (Decrease) in Net Assets:                                     2003              2002
=========================================================================================================================
Operations:              Investment income--net ........................................    $  4,026,031     $  9,289,648
                         Realized loss on investments--net .............................     (15,499,411)     (21,064,238)
                         Change in unrealized depreciation on investments--net .........      18,829,337        4,394,777
                                                                                            ------------     ------------
                         Net increase (decrease) in net assets resulting from operations       7,355,957       (7,379,813)
                                                                                            ------------     ------------
=========================================================================================================================
Dividends to             Dividends to shareholders from investment income--net .........      (3,926,740)      (9,155,907)
Shareholders:                                                                               ------------     ------------
=========================================================================================================================
Capital Share            Value of shares issued to Common Stock shareholders in
Transactions:            reinvestment of dividends .....................................         298,967        1,190,729
                                                                                            ------------     ------------
=========================================================================================================================
Net Assets:              Total increase (decrease) in net assets .......................       3,728,184      (15,344,991)
                         Beginning of period ...........................................      59,164,615       74,509,606
                                                                                            ------------     ------------
                         End of period* ................................................    $ 62,892,799     $ 59,164,615
                                                                                            ============     ============
=========================================================================================================================
                        *Undistributed investment income--net ..........................    $    482,890     $    383,599
                                                                                            ============     ============
=========================================================================================================================

      See Notes to Financial Statements.

                                    12 & 13

                           Corporate High Yield Fund II, Inc., February 28, 2003

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 28, 2003
================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ..................    $  7,355,957
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables .............................................          19,037
                           Increase in other assets ............................................          (5,777)
                           Decrease in other liabilities .......................................        (287,242)
                           Realized and unrealized gain on investments--net ....................      (3,329,926)
                           Amortization of discount ............................................        (537,044)
                                                                                                    ------------
                         Net cash provided by operating activities .............................       3,215,005
                                                                                                    ------------
================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ..........................      30,108,396
Investing Activities:    Purchases of long-term investments ....................................     (28,944,723)
                         Proceeds from sales and maturities of short-term investments--net .....         249,061
                                                                                                    ------------
                         Net cash provided by investing activities .............................       1,412,734
                                                                                                    ------------
================================================================================================================
Cash Used for            Cash receipts from borrowings .........................................      18,100,000
Financing Activities:    Cash payments on borrowings ...........................................     (19,100,000)
                         Dividends paid to shareholders ........................................      (3,627,739)
                                                                                                    ------------
                         Net cash used for financing activities ................................      (4,627,739)
                                                                                                    ------------
================================================================================================================
Cash:                    Net increase in cash ..................................................              --
                         Cash at beginning of period ...........................................              --
                                                                                                    ------------
                         Cash at end of period .................................................    $         --
                                                                                                    ============
================================================================================================================
Cash Flow Information:   Cash paid for interest ................................................    $    181,554
                                                                                                    ============
================================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to shareholders    $    298,967
Financing Activities:                                                                               ============
================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have   For the
                     been derived from information provided in     Six Months
                     the financial statements.                       Ended                   For the Year Ended August 31,
                                                                  February 28,    -------------------------------------------------
                     Increase (Decrease) in Net Asset Value:          2003           2002         2001         2000         1999
===================================================================================================================================
Per Share            Net asset value, beginning of period .......  $     6.16     $     7.90   $     9.71   $    10.62   $    11.30
Operating                                                          ----------     ----------   ----------   ----------   ----------
Performance:           Investment income--net+ ..................         .42            .98         1.14         1.23         1.30
                       Realized and unrealized gain (loss) on
                       investments--net .........................         .35          (1.76)       (1.80)        (.91)        (.63)
                                                                   ----------     ----------   ----------   ----------   ----------
                     Total from investment operations ...........         .77           (.78)        (.66)         .32          .67
                                                                   ----------     ----------   ----------   ----------   ----------
                     Less dividends from investment income--net .        (.41)          (.96)       (1.15)       (1.23)       (1.35)
                                                                   ----------     ----------   ----------   ----------   ----------
                     Net asset value, end of period .............  $     6.52     $     6.16   $     7.90   $     9.71   $    10.62
                                                                   ==========     ==========   ==========   ==========   ==========
                     Market price per share, end of period ......  $     7.18     $     6.24   $     8.31   $     9.75   $  10.4375
                                                                   ==========     ==========   ==========   ==========   ==========
===================================================================================================================================
Total Investment     Based on net asset value per share .........       12.92%++      (10.75%)      (6.63%)       4.22%        6.08%
Return:**                                                          ==========     ==========   ==========   ==========   ==========
                     Based on market price per share ............       22.72%++      (14.05%)      (2.19%)       6.48%        5.90%
                                                                   ==========     ==========   ==========   ==========   ==========
===================================================================================================================================
Ratios to Average    Expenses, excluding interest expense .......        1.28%*         1.29%        1.23%        1.05%        1.07%
Net Assets:                                                        ==========     ==========   ==========   ==========   ==========
                     Expenses ...................................        1.88%*         2.18%        3.24%        3.29%        2.87%
                                                                   ==========     ==========   ==========   ==========   ==========
                     Investment income--net .....................       13.77%*        13.87%       13.10%       12.07%       11.62%
                                                                   ==========     ==========   ==========   ==========   ==========
===================================================================================================================================
Leverage:            Amount of borrowings outstanding, end
                     of period (in thousands) ...................  $   20,300     $   21,300   $   26,800   $   28,100   $   34,600
                                                                   ==========     ==========   ==========   ==========   ==========
                     Average amount of borrowings outstanding
                     during the period (in thousands) ...........  $   19,161     $   24,352   $   28,007   $   32,636   $   34,078
                                                                   ==========     ==========   ==========   ==========   ==========
                     Average amount of borrowings outstanding
                     per share during the period ................  $     1.99     $     2.56   $     3.00   $     3.51   $     3.71
                                                                   ==========     ==========   ==========   ==========   ==========
===================================================================================================================================
Supplemental         Net assets, end of period (in thousands) ...  $   62,893     $   59,165   $   74,510   $   90,374   $   98,643
Data:                                                               ==========     ==========   ==========   ==========   ==========
                     Portfolio turnover .........................       38.17%         67.01%       51.51%       49.18%       56.58%
                                                                    ==========     ==========   ==========   ==========   ==========
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

                                    14 & 15

                           Corporate High Yield Fund II, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close to the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate swaps -- The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


                                    16 & 17

                           Corporate High Yield Fund II, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $1,250 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2003.

For the six months ended February 28, 2003, the Fund reimbursed FAM $635 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K. and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $29,449,641 and $30,944,249, respectively.

Net realized losses for the six months ended February 28, 2003 and net unrealized losses as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $(15,499,411)         $ (5,954,004)
                                             ------------          ------------
Total ..............................         $(15,499,411)         $ (5,954,004)
                                             ============          ============
--------------------------------------------------------------------------------

As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $6,338,759, of which $4,272,202 related to appreciated securities and $10,610,961 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $87,127,045.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 2003 and the year ended August 31, 2002 increased by 46,980 and 165,208, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its $40,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the six months ended February 28, 2003, the average amount borrowed was approximately $19,161,000 and the daily weighted average interest rate was 1.85%. For the six months ended February 28, 2003, facility and commitment fees aggregated approximately $20,000.

6. Capital Loss Carryforward:

On August 31, 2002, the Fund had a net capital loss carryforward of $29,205,131, of which $2,626,422 expires in 2003, $3,370,968 expires in 2004, $1,020,947 expires in 2005, $2,776,793 expires in 2007, $2,335,832 expires in 2008,
$6,521,880 expires in 2009 and $10,552,289 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.079095 per share on March 31, 2003 to shareholders of record on March 17, 2003.

8. Reorganization Plan:

On March 19, 2003, the Fund's shareholders approved a plan of reorganization whereby Corporate High Yield Fund, Inc. will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Corporate High Yield Fund, Inc.


                                    18 & 19

                           Corporate High Yield Fund II, Inc., February 28, 2003

PORTFOLIO INFORMATION

                                                                                                                         Percent of
                         As of February 28, 2003                                                              Long-Term Investments
===================================================================================================================================
Ten Largest              The AES Corporation         AES is a worldwide power producer with operations in the United
Holdings                                             States, Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the
                                                     company has a direct distribution business to end users.                   1.7%
-----------------------------------------------------------------------------------------------------------------------------------
                         Primedia, Inc.              Primedia, a media company, provides specialized information in the consumer, business-to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Primedia's consumer magazines include "Seventeen" and
                                                     "New York."                                                                1.4
-----------------------------------------------------------------------------------------------------------------------------------
                         Tyco International Group SA Tyco is a diversified manufacturing and service company with a global footprint. The company's businesses include electrical and electronics components, undersea telecommunications systems, fire protection and security systems, flow control products, health care products and
                                                     specialty products.                                                        1.4
-----------------------------------------------------------------------------------------------------------------------------------
                         Williams Companies Inc.     Williams is involved in a number of energy-related businesses.
                                                     Activities include transport and storage of natural gas and other petroleum products, as well as oil and gas exploration and production.
                                                     The company is also a refiner of petroleum products and trades energy
                                                     and related commodities.                                                   1.3
-----------------------------------------------------------------------------------------------------------------------------------
                         CSC Holdings Inc.           CSC provides telecommunications and entertainment services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. CSC serves cable customers
                                                     primarily in the New York metropolitan area.                               1.3
-----------------------------------------------------------------------------------------------------------------------------------
                         Sierra Pacific Resources*   Sierra Pacific Resources is the holding company for two utilities,
                                                     Nevada Power Company and Sierra Pacific Power Company. Both utilities
                                                     primarily serve the state of Nevada.                                       1.3
-----------------------------------------------------------------------------------------------------------------------------------
                         Port Arthur Finance         Port Arthur is a Texas oil refinery owned and operated by Premcor Inc.
                         Corporation                 Our bonds finance and are  secured by the coker, the part of the refinery that processes heavier crude oils, thus allowing the
                                                     company to benefit from purchase of cheaper heavy crude oils.              1.2
-----------------------------------------------------------------------------------------------------------------------------------
                         ISP*                        ISP manufactures specialty chemicals, mineral products and filter products. The company's chemical products are used in the
                                                     pharmaceutical, hair and skin care, plastics, agricultural, coatings and adhesives markets. ISP's mineral products are sold to the roofing industry. Filter products include filter vessels, bags
                                                     and systems.                                                               1.2
-----------------------------------------------------------------------------------------------------------------------------------
                         Insight*                    Insight is a cable television system operator, focusing primarily on mid-sized cities in Indiana, Kentucky, Ohio and Illinois. In addition to standard cable television service, the company offers interactive
                                                     digital video and high-speed data access.                                  1.2
-----------------------------------------------------------------------------------------------------------------------------------
                         American Greetings          American Greetings is the largest publicly owned maker of greeting cards in the world. The company also makes gift wrap, party goods and giftware.
                                                     Its products are sold in more than 70 countries.                           1.2
-----------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings.

Portfolio Profile

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
BBB ..............................................................     6%
BB ...............................................................    23
B ................................................................    54
CCC or Lower .....................................................    14
NR (Not Rated) ...................................................     3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ...........................................................    5.7%
Luxembourg .......................................................    2.3
Bermuda ..........................................................    1.6
Bahamas ..........................................................    1.5
Netherlands ......................................................    1.2
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Utility ..........................................................    9.2%
Energy--Other ....................................................    7.9
Cable--U.S. ......................................................    6.4
Gaming ...........................................................    6.2
Wireless Telecommunications ......................................    5.9
--------------------------------------------------------------------------------

                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ...........................................    15.8%
Emerging Markets Holdings ........................................    0.8
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity .......................................  6.6 Years
--------------------------------------------------------------------------------


                                    20 & 21

                           Corporate High Yield Fund II, Inc., February 28, 2003

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
David W. Clayton, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

NYSE Symbol

KYT

--------------------------------------------------------------------------------
Melvin R. Seiden, Director of Corporate High Yield Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

Corporate High Yield Fund II, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed income securities which are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16913--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Corporate High Yield Fund II, Inc.


         By: /s/ Terry K. Glenn
             ----------------------------
             Terry K. Glenn,
             President of
             Corporate High Yield Fund II, Inc.

         Date: April 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Terry K. Glenn
             ----------------------------
             Terry K. Glenn,
             President of
             Corporate High Yield Fund II, Inc.

         Date: April 21, 2003


         By: /s/ Donald C. Burke
             ----------------------------
             Donald C. Burke,
             Chief Financial Officer of
             Corporate High Yield Fund II, Inc.

         Date: April 21, 2003